UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 3, 2020
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
Delaware	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17901 Von Karman Avenue, Suite 1200, Irvine, CA 92614
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (949) 864-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	PPBI	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01    OTHER EVENTS

On February 3, 2020, Pacific Premier Bancorp, Inc., a Delaware corporation (“Pacific Premier” or the “Company”), issued a press release announcing the execution of an Agreement and Plan of Reorganization by and among the Company, Pacific Premier Bank, a California-chartered bank and wholly-owned subsidiary of the Company (“Pacific Premier Bank”), and Opus Bank, a California-chartered bank (“Opus”), dated as of January 31, 2020 (the “Merger Agreement”), pursuant to which Opus will be merged with and into Pacific Premier Bank, with Pacific Premier Bank as the surviving institution, subject to the terms and conditions set forth therein. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In connection with the announcement of the Merger Agreement, the Company intends to provide supplemental information regarding the proposed transaction in presentations to analysts and investors. The slides that will be made available in connection with the presentations are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Press Release, dated February 3, 2020
99.2	Pacific Premier Bancorp, Inc., Investor Presentation, dated February 3, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Forward Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Pacific Premier and Opus. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Pacific Premier’s and Opus’s current expectations and assumptions regarding Pacific Premier’s and Opus’s businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect Pacific Premier’s or Opus’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive agreement and plan of reorganization between Pacific Premier and Opus, the outcome of any legal proceedings that may be instituted against Pacific Premier or Opus, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Pacific Premier and Opus do business, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, the ability to complete the transaction and integration of Pacific Premier and Opus successfully, and the dilution caused by Pacific Premier’s issuance of additional shares of its capital stock in connection with the transaction. Except to the extent required by applicable law or regulation, each of Pacific Premier and Opus disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding Pacific Premier, Opus and factors which could affect the forward-looking statements contained herein can be found in Pacific Premier’s Annual Report on Form 10-K for the fiscal year ended December

31, 2018, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2019, June 30, 2019 and September 30, 2019, and its other filings with the Securities and Exchange Commission (“SEC”), and in Opus’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2019, June 30, 2019 and September 30, 2019, and its other filings with the Federal Deposit Insurance Corporation (“FDIC”).

Important Information About the Merger and Where to Find It
In connection with the proposed acquisition transaction, a registration statement on Form S-4 will be filed with the SEC that will include a joint proxy statement/prospectus filed with the SEC and the FDIC to be distributed to the shareholders of Opus and Pacific Premier in connection with their votes on the acquisition. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC OR THE FDIC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER AND RELATED MATTERS. The final joint proxy statement/prospectus will be mailed to shareholders of Opus and Pacific Premier. Investors and security holders will be able to obtain the documents, and any other documents Pacific Premier has filed with the SEC, free of charge at the SEC’s website, www.sec.gov or by accessing Pacific Premier’s website at www.ppbi.com under the “Investor Relations” link and then under the heading “SEC Filings”. Investors and security holders will be able to obtain the documents, and any other documents Opus has filed with the FDIC, free of charge at Opus’s website at www.opusbank.com under the tab “Investor Relations” and then under the heading “Presentations & Filings”. In addition, documents filed with the SEC by Pacific Premier or with the FDIC by Opus will be available free of charge by (1) writing Pacific Premier at 17901 Von Karman Avenue, Suite 1200, Irvine, CA 92614, Attention: Investor Relations, or (2) writing Opus at 19900 MacArthur Boulevard, 12th Floor, Irvine, CA 92612, Attention: Investor Relations.

Before making any voting or investment decision, shareholders of Pacific Premier and Opus are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transaction, Pacific Premier and Opus. Free copies of these documents may be obtained as described above.

Participants in Solicitation
The directors, executive officers and certain other members of management and employees of Pacific Premier may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction from the shareholders of Pacific Premier. Information about Pacific Premier’s directors and executive officers is included in the proxy statement for its 2019 annual meeting of Pacific Premier’s shareholders, which was filed with the SEC on April 9, 2019.

The directors, executive officers and certain other members of management and employees of Opus may also be deemed to be participants in the solicitation of proxies in connection with the proposed transaction from the shareholders of Opus. Information about the directors and executive officers of Opus is included in the proxy statement for its 2019 annual meeting of Opus shareholders, which was filed with the FDIC on March 14, 2019. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed acquisition when it becomes available. Free copies of this document may be obtained as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	February 3, 2020	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
Chairman, President and Chief Executive Officer